Exhibit 10.1

SIXTH AMENDMENT

TO

NOTE PURCHASE AGREEMENT

Dated as of November 28, 2005

AMONG

QUICKSILVER RESOURCES INC.,

AS ISSUER,

THE GUARANTORS,

BNP PARIBAS,

AS COLLATERAL AGENT,

AND

THE PURCHASERS PARTY HERETO

SIXTH AMENDMENT TO NOTE PURCHASE AGREEMENT

THIS SIXTH AMENDMENT TO NOTE PURCHASE AGREEMENT (this “Sixth Amendment”) dated as of November 28, 2005, is among QUICKSILVER RESOURCES INC., a Delaware corporation (the “Company”); each of the undersigned Guarantors (collectively, the “Guarantors”); BNP PARIBAS, as collateral agent (in such capacity, together with its successors in such capacity, the “Collateral Agent”) for the purchasers party to the Note Purchase Agreement referred to below (collectively, the “Purchasers”); and each of the undersigned Purchasers.

R E C I T A L S

A. The Company, the Collateral Agent and the Purchasers are parties to that certain Note Purchase Agreement dated as of June 27, 2003, as amended by the First Amendment to Note Purchase Agreement dated as of January 30, 2004, the Second Amendment to Note Purchase Agreement dated as of July 28, 2004, the Third Amendment to Note Purchase Agreement dated as of September 14, 2004, the Fourth Amendment to Note Purchase Agreement dated as of April 12, 2005 and the Fifth Amendment to Note Purchase Agreement dated as of June 24, 2005 (as amended, the “Note Purchase Agreement”), pursuant to which the Purchasers have purchased $70 million of the Company’s Floating and Fixed Rate Senior Subordinated Second Lien Mortgage Notes due December 31, 2006 (the “Notes”).

B. The Company has requested and the Purchasers have agreed to amend certain provisions of the Note Purchase Agreement.

C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Note Purchase Agreement, as amended by this Sixth Amendment. Unless otherwise indicated, all references to sections or schedules in this Sixth Amendment refer to sections of, or schedules to, the Note Purchase Agreement.

Section 2. Amendments to Note Purchase Agreement.

2.1 Amendment to Section 9.1(a)(iii)(A). Section 9.1(a)(iii)(A) is hereby amended by deleting the reference to “$450,000,000” in the third line thereof and replacing it with “$600,000,000”.

2.2 Amendment to Section 9.1(g)(ii). Section 9.1(g)(ii) is hereby deleted and the following inserted in lieu thereof:

(ii) the Company may declare and pay dividends with respect to its Equity Interests payable solely in additional shares of its Equity Interests (other than Disqualified Capital Stock) and, at the Company’s election, any cash consideration permitted by Section 9.1(g)(vii) hereof;

2.3 Amendment to Section 9.1(g). Section 9.1(g) is further amended by deleting the word “and” after clause (v) thereof, deleting the period at the end of clause (vi) thereof and replacing it with the following new clause (vii) after clause (vi):

; and (vii) the Company may redeem or purchase any fractional shares of its Equity Interests, and/or pay cash in lieu of issuing any such fractional shares, in connection with any stock split of, stock dividend on, and/or any other transaction that would otherwise result in fractional shares of, its Equity Interests, provided that, following the Sixth Amendment Effective Date, the aggregate amount of cash consideration paid to so redeem or purchase any such fractional shares and/or paid in lieu of issuing any such fractional shares does not exceed $500,000.

2.4 Amendment to Section 9.1(q)(i). The first sentence of Section 9.1(q)(i) is hereby deleted and the following inserted in lieu thereof:

(i) The Company will not at any time on or after the Sixth Amendment Effective Date permit its ratio of Adjusted Total NPV to Total Debt to be less than 1.5 to 1.0.

2.5 Amendments to Schedule B. The definitions in Schedule B are hereby added or amended as follows:

(a) The following definitions are hereby added in the appropriate alphabetical order:

“Sixth Amendment” means the Sixth Amendment to this Agreement entered into as of November 28, 2005, among the Company, BNP Paribas and the Purchasers party thereto.

“Sixth Amendment Effective Date” means November 28, 2005.

(b) The definition of “Senior Indebtedness” is hereby amended by deleting each reference to “$450,000,000” wherever it appears in such definition and replacing it with “$600,000,000”.

(c) The definitions of “Engineering Reports” and “NPV” are hereby amended by (i) deleting each reference contained therein to “$30.00 per barrel” wherever it appears in each such definition and replacing it with “$40.00 per barrel”, and (ii) deleting each reference contained therein to “$5.00 per mcf” wherever it appears in each such definition and replacing it with “$6.00 per mcf”.

Section 3. Conditions Precedent. This Sixth Amendment shall not become effective until the date on which each of the following conditions is satisfied (the “Effective Date”):

3.1 On or prior to the Effective Date, the Collateral Agent and each Purchaser shall have received all fees and other amounts due and payable in connection with this Sixth Amendment in accordance with Section 14.1 of the Note Purchase Agreement.

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3.2 The Collateral Agent shall have received from all of the Purchasers, the Company and the Guarantors counterparts (in such number as may be requested by the Collateral Agent) of this Sixth Amendment signed on behalf of such Persons.

3.3 No Default shall have occurred and be continuing, after giving effect to the terms of this Sixth Amendment.

3.4 The Collateral Agent shall have received such other documents as the Collateral Agent or special counsel to the Collateral Agent may reasonably request.

The Collateral Agent shall notify the Company and the Purchasers in writing of the Effective Date.

Section 4. Miscellaneous.

4.1 Approval of Adjusted Total NPV. The parties hereto hereby acknowledge and agree that, effective as of the Sixth Amendment Effective Date until the next Scheduled Redetermination Date, the next Interim Redetermination Date or the next adjustment to the Adjusted Total NPV under Section 8.3(c) or Section 9.1(h)(iv) of the Note Purchase Agreement, whichever occurs first after the Sixth Amendment Effective Date, the Adjusted Total NPV is $1,649,014,000.

4.2 Confirmation. The provisions of the Note Purchase Agreement, as amended by this Sixth Amendment, shall remain in full force and effect following the effectiveness of this Sixth Amendment.

4.3 Ratification and Affirmation; Representations and Warranties. The Company and each Guarantor hereby (i) acknowledges the terms of this Sixth Amendment; (ii) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Transaction Document to which it is a party and agrees that each Transaction Document to which it is a party remains in full force and effect, except as expressly amended hereby; and (iii) represents and warrants to the Purchasers that as of the date hereof, after giving effect to the terms of this Sixth Amendment: (A) all of the representations and warranties contained in each Transaction Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct, as of such specified earlier date, (B) no Default has occurred and is continuing and (C) since December 31, 2002, there has been no event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect.

4.4 Transaction Document. This Sixth Amendment is a “Transaction Document” as defined and described in the Note Purchase Agreement and all of the terms and provisions of the Note Purchase Agreement relating to Transaction Documents shall apply hereto.

4.5 Purchasers’ Satisfaction. For purposes of determining compliance with the conditions specified in Section 3 hereof, each of the undersigned Purchasers shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter

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required thereunder to be consented to or approved by or acceptable or satisfactory to a Purchaser upon its execution and delivery of a counterpart of this Sixth Amendment.

4.6 Counterparts. This Sixth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Sixth Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

4.7 No Oral Agreement. THIS SIXTH AMENDMENT, THE NOTE PURCHASE AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

4.8 GOVERNING LAW. THIS SIXTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed as of the date first written above.

COMPANY:	QUICKSILVER RESOURCES INC.

	By:	/s/ MarLu Hiller
		Name:	MarLu Hiller
		Title:	Treasurer

GUARANTORS:	BEAVER CREEK PIPELINE, L.L.C.

	By:	/s/ MarLu Hiller
		Name:	MarLu Hiller
		Title:	Treasurer

TERRA ENERGY LTD.

	By:	/s/ MarLu Hiller
		Name:	MarLu Hiller
		Title:	Treasurer

MERCURY MICHIGAN, INC.

	By:	/s/ MarLu Hiller
		Name:	MarLu Hiller
		Title:	Treasurer

GTG PIPELINE CORPORATION

	By:	/s/ MarLu Hiller
		Name:	MarLu Hiller
		Title:	Treasurer

SIGNATURE PAGE 1

TERRA PIPELINE COMPANY

By:	/s/ MarLu Hiller
	Name:	MarLu Hiller
	Title:	Treasurer

COWTOWN PIPELINE FUNDING, INC.

By:	/s/ MarLu Hiller
	Name:	MarLu Hiller
	Title:	Treasurer

COWTOWN PIPELINE MANAGEMENT, INC.

By:	/s/ MarLu Hiller
	Name:	MarLu Hiller
	Title:	Treasurer

COWTOWN PIPELINE L.P.

By:	Cowtown Pipeline Management, Inc., as General Partner

By:	/s/ MarLu Hiller
Name: MarLu Hiller Title: Treasurer

SIGNATURE PAGE 2

COLLATERAL AGENT:	BNP PARIBAS, as a Purchaser and as Collateral Agent

	By:	/s/ Brian M. Malone
		Name:	Brian M. Malone
		Title:	Managing Director

	By:	/s/ Russell Otts
		Name:	Russell Otts
		Title:	Vice President

PURCHASERS:	FORTIS CAPITAL CORP.

	By:	/s/ Michele Jones
		Name:	Michele Jones
		Title:	Senior Vice President

	By:	/s/ Darrell Holley
		Name:	Darrell Holley
		Title:	Managing Director

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

	By:	/s/ Randall M. Kob
		Name:	Randall M. Kob
		Title:	Vice President

THE ROYAL BANK OF SCOTLAND plc

	By:	/s/ Robert E. Poirrier Jr.
		Name:	Robert E. Poirrier Jr.
		Title:	Vice President

SIGNATURE PAGE 3